Quaker Houghton Third Quarter 2023 Results Investor Conference Call

Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (“GAAP”). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and helps investors to evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the first quarter and full year earnings news release, dated November 2, 2023, which has been furnished to the Securities and Exchange Commission (“SEC”) on Form 8-K. Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events, including statements regarding the potential effects of the COVID-19 pandemic, the conflicts between Russia and Ukraine and between Israel and Hamas, bank failures, higher interest rate environment, inflation and global supply chain constraints on the Company’s business, results of operations, and financial condition, our expectation that we will maintain sufficient liquidity, remain in compliance with the terms of the Company’s credit facility, expectations about future demand and raw material costs, and statements regarding the impact of increased raw material costs and pricing initiatives. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, including but not limited to the potential benefits of the Combination and other acquisitions, the impacts on our business as a result of the COVID-19 pandemic and global supply chain constraints, the potential impacts of the automotive industry labor dispute, and our current and future results and plans including our sustainability goals and statements that include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company's products and services is largely derived from the demand for its customers' products, which subjects the Company to uncertainties related to downturns in a customer's business and unanticipated customer production slowdowns and shutdowns, including as is currently being experienced by many automotive industry companies as a result of supply chain disruptions and labor disputes. Other major risks and uncertainties include, but are not limited to, the primary and secondary impacts of the COVID-19 pandemic, as well as inflationary pressures, including the potential for continued significant increases in raw material costs, supply chain disruptions, customer financial instability, rising interest rates and the possibility of economic recession, worldwide economic and political disruptions including the impacts of the military conflicts between Russia and Ukraine and Israel and Hamas, the economic and other sanctions imposed by other nations on Russia, suspensions of activities in Russia by many multinational companies and the potential expansion of military activity, foreign currency fluctuations, significant changes in applicable tax rates and regulations, future terrorist attacks and other acts of violence, and the impact of consolidation in our industry, including loss or consolidation of a major customer and the potential occurrence of cyber-security breaches, cyber-security attacks and other security incidents. Furthermore, the Company is subject to the same business cycles as those experienced by our customers in the steel, automobile, aircraft, industrial equipment, and durable goods industries. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to our business could cause our actual results to differ materially from expected and historical results. All forward- looking statements included in this presentation, including expectations about business conditions during 2023 and future periods, are based upon information available to the Company as of the date of this presentation, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, refer to the Risk Factors section, which appears in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent reports filed from time to time with the Securities and Exchange Commission. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. ©2023 Quaker Houghton. All Rights Reserved 2 Forward-Looking Statements

The information included in this presentation includes non-GAAP (unaudited) financial information that includes EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, and pro forma net sales, net income attributable to Quaker Houghton, EBITDA, adjusted EBITDA, and adjusted EBITDA margin. The Company believes these non-GAAP financial measures provide meaningful supplemental information as they enhance a reader’s understanding of the financial performance of the Company, are indicative of future operating performance of the Company, and facilitate a comparison among fiscal periods, as the non-GAAP financial measures exclude items that are not considered indicative of future operating performance or not considered core to the Company’s operations. Non-GAAP results and pro forma information are presented for supplemental informational purposes only and should not be considered a substitute for the financial information presented in accordance with GAAP. In addition, our definitions of EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non- GAAP operating margin, non-GAAP net income and non-GAAP earnings per diluted share, as discussed and reconciled below to the most comparable respective GAAP measures, may not be comparable to similarly-named measures reported by other companies. The Company presents EBITDA which is calculated as net income attributable to the Company before depreciation and amortization, interest expense, net, and taxes on income before equity in net income of associated companies. The Company also presents adjusted EBITDA which is calculated as EBITDA plus or minus certain items that are not considered indicative of future operating performance or not considered core to the Company’s operations. In addition, the Company presents non-GAAP operating income which is calculated as operating income plus or minus certain items that are not considered indicative of future operating performance or not considered core to the Company’s operations. Adjusted EBITDA margin and non-GAAP operating margin are calculated as the percentage of adjusted EBITDA and non-GAAP operating income to consolidated net sales, respectively. The Company believes these non-GAAP measures provide transparent and useful information and are widely used by investors, analysts, and peers in our industry as well as by management in assessing the operating performance of the Company on a consistent basis. Additionally, the Company presents non-GAAP net income and non-GAAP earnings per diluted share as additional performance measures. Non-GAAP net income is calculated as adjusted EBITDA, defined above, less depreciation and amortization, interest expense, net, and taxes on income before equity in net (loss) income of associated companies, in each case adjusted, as applicable, for any depreciation, amortization, interest or tax impacts resulting from the non-core items identified in the reconciliation of net income attributable to the Company to adjusted EBITDA. Non-GAAP earnings per diluted share is calculated as non-GAAP net income per diluted share as accounted for under the “two-class share method.” The Company believes that non-GAAP net income and non-GAAP earnings per diluted share provide transparent and useful information and are widely used by investors, analysts, and peers in our industry as well as by management in assessing the operating performance of the Company on a consistent basis. In addition, the Company has provided certain unaudited pro forma financial information in this presentation. The unaudited pro forma financial information is based on the historical consolidated financial statements and results of both Quaker and Houghton and has been prepared to illustrate the effects of the Combination. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of Quaker Houghton’s past results of operations, nor is it indicative of the future operating results of Quaker Houghton and should not be considered a substitute for the financial information presented in accordance with GAAP. The Company has not provided pro forma financial information as it relates to the acquired operating divisions of Norman Hay plc or for any of its other acquisitions based on materiality. Pro forma results for the year ended December 31, 2019 include five months of Houghton’s operations post-closing of the Combination, while Houghton reflects seven months of results for the period from January 1, 2019 through July 31, 2019. Pro forma results for the years ended December 31, 2018, 2017 and 2016, respectively, include Quaker’s historical results, while Houghton reflects its stand-alone results. As it relates to 2023 projected adjusted EBITDA growth for the Company, the Company has not provided guidance for comparable GAAP measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measures without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items the Company may record that could materially impact net income. These items are uncertain, depend on various factors, and could have a material impact on the U.S. GAAP reported results for the guidance period. The following charts should be read in conjunction with the Company’s third quarter earnings news release dated November 2, 2023, which has been furnished to the Securities and Exchange Commission on Form 8-K, the Company’s Annual Report for the year ended December 31, 2022, and the Company’s 10-Q for the period ended September 30, 2023. These documents may contain additional explanatory language and information regarding certain of the items included in the following reconciliations. ©2023 Quaker Houghton. All Rights Reserved 3 Non-GAAP and Pro Forma Measures

Andy Tometich Chief Executive Officer, President Shane W. Hostetter Executive Vice President, Chief Financial Officer Robert T. Traub Senior Vice President, General Counsel & Corporate Secretary Jeffrey Schnell Vice President, Investor Relations ©2023 Quaker Houghton. All Rights Reserved 4 Speakers

©2023 Quaker Houghton. All Rights Reserved 5 Q3’23 Highlights 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings 2 Total gross debt, net of cash and cash equivalents divided by trailing twelve months adjusted EBITDA Net sales of $491m driven by strong execution in a very challenging and dynamic environment Delivered $84m of adj. EBITDA1, a 20% increase Y/Y primarily reflecting an improvement in margins Record operating cash flow of ~$199m YTD due to increased earnings and working capital management Strong balance sheet - leverage declined to 2.0x net debt / adjusted EBITDA1,2 Advancing our enterprise strategy to deliver profitable growth and long-term value for stakeholders

©2023 Quaker Houghton. All Rights Reserved 6 Financial Snapshot (Unaudited; Dollars in millions, unless otherwise noted) (1) Certain amounts may not calculate due to rounding Q3 2023 Q3 2022 Variance(1) Q2 2023 Variance(1) YTD 2023 YTD 2022 Variance(1) GAAP Net sales $ 490.6 $ 492.2 $ (1.6) (0.3%) $ 495.4 $ (4.8) (1.0%) $ 1,486.2 $ 1,458.8 $ 27.4 1.9% Gross profit 183.3 160.7 22.6 14.1% 177.7 5.7 3.2% 534.5 456.4 78.1 17.1% Gross margin (%) 37.4% 32.7% 4.7% 14.4% 35.9% 1.5% 4.2% 36.0% 31.3% 4.7% 15.0% Operating income 59.5 44.6 14.9 33.4% 56.8 2.7 4.8% 166.2 105.9 60.3 57.0% Net income 33.7 25.9 7.8 30.3% 29.4 4.3 14.7% 92.6 60.0 32.5 54.2% Earnings per diluted share 1.87 1.44 0.43 29.9% 1.63 0.24 14.7% 5.14 3.35 1.79 53.4% Non-GAAP Non-GAAP operating income $ 61.8 $ 50.9 $ 10.9 21.4% $ 58.8 $ 3.1 5.2% $ 176.9 $ 128.9 $ 48.0 37.2% Non-GAAP operating margin (%) 12.6% 10.3% 2.3% 21.8% 11.9% 0.7% 6.3% 11.9% 8.8% 3.1% 34.7% Adjusted EBITDA 84.4 70.3 14.1 20.0% 80.2 4.1 5.2% 243.4 189.2 54.2 28.6% Adjusted EBITDA margin (%) 17.2% 14.3% 2.9% 20.4% 16.2% 1.0% 6.2% 16.4% 13.0% 3.4% 26.3% Non-GAAP earnings per diluted share 2.05 1.74 0.31 17.8% 1.93 0.12 6.2% 5.87 4.48 1.39 31.0%

Sales volumes in Q3’23 declined compared to Q3’22 primarily due to softer end market conditions Sales volumes increased approximately 1% in Q3’23 compared to Q2’23 Total Company Volume Trend1 (kilograms, in thousands) 7 ©2023 Quaker Houghton. All Rights Reserved Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 — 25,000 50,000 75,000 100,000 125,000 150,000 T The total company volume trend excludes volumes in the prior periods that are related to the tolling agreement for products previously divested related to the Combination as well as volumes related to business impacted due to the War in Ukraine

©2023 Quaker Houghton. All Rights Reserved 8 Adjusted EBITDA1,2 (dollars in millions) Generated $84m of adjusted EBITDA in Q3’23, a +20% increase Y/Y, primarily due to an improvement in gross margins 1 Periods presented prior to the Combination, on August 1, 2019, are pro forma results 2 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings $215 $221 $236 $234 $222 $274 $257 $311 2016 2017 2018 2019 2020 2021 2022 Q3'23 LTM $70 $84 Q3 2022 Q3 2023

• Total debt of $826 million • Cash and cash equivalents of $198 million • Net debt of $628 million • Leverage of 2.0x as of September 30, 20231 ◦ Repaid $127 million of debt YTD • Operating well within bank covenants ◦ Bank leverage of 1.9x as of September 30, 20232 ◦ Maximum permitted leverage of 4.0x2 • Healthy balance sheet and ample liquidity ◦ No significant maturities until June 2027 ◦ Q3’23 cost of debt on credit facility was ~6.4% Leverage and Liquidity Update 9 ©2023 Quaker Houghton. All Rights Reserved 1 Leverage ratio defined as net debt divided by trailing twelve month adjusted EBITDA 2 Defined as net debt divided by trailing twelve month adjusted EBITDA, as calculated under the terms of the credit agreement $741 $717 $750 $759 $759 $736 $765 $787 $815 $774 $753 $696 $628 Sep-20 3.7x Dec-20 3.4x Mar-21 3.2x Jun-21 3.1x Sep-21 2.7x Dec-21 2.7x Mar-22 3.0x Jun-22 3.2x Sep-22 3.3x Dec-22 3.0x Mar-23 2.7x Jun-23 2.3x Sep-23 2.0x Net Debt and Leverage Ratio1 (Dollars in Millions)

Appendix Actual and Non-GAAP Results

©2023 Quaker Houghton. All Rights Reserved 11 Non-GAAP Operating Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) Three Months Ended September 30, Nine Months Ended September 30, Non-GAAP Operating Income and Margin Reconciliations: 2023 2022 2023 2022 Operating income $ 59,518 $ 44,609 $ 166,242 $ 105,915 Combination, integration and other acquisition-related expenses — 2,107 — 7,992 Restructuring and related charges (credits), net 1,019 (1,423) 6,034 (609) Strategic planning expenses 1,093 4,545 3,759 10,745 Russia-Ukraine conflict related expenses — 88 — 2,183 Other charges 206 1,016 855 2,681 Non-GAAP operating income $ 61,836 $ 50,942 $ 176,890 $ 128,907 Non-GAAP operating margin (%) 12.6% 10.3% 11.9% 8.8%

©2023 Quaker Houghton. All Rights Reserved 12 Adjusted EBITDA & Non-GAAP Net Income Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Non-GAAP Net Income Reconciliations: Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net income attributable to Quaker Chemical Corporation $ 33,670 $ 25,867 $ 92,550 $ 60,026 Depreciation and amortization 20,866 19,908 62,210 61,491 Interest expense, net 12,781 8,389 38,744 20,228 Taxes on income before equity in net income of associated companies 13,593 10,185 36,956 14,425 EBITDA 80,910 64,349 230,460 156,170 Equity (income) loss in a captive insurance company (756) 174 (748) 2,199 Combination, integration and other acquisition-related expenses (credits) — 2,107 (475) 10,387 Restructuring and related charges (credits), net 1,019 (1,423) 6,034 (609) Strategic planning expenses 1,093 4,545 3,759 10,745 Russia-Ukraine conflict related expenses — 88 — 2,183 Currency conversion impacts of hyper-inflationary economies 1,229 991 2,869 1,216 Loss on extinguishment of debt — — — 6,763 Other charges (credits) 886 (540) 1,515 172 Adjusted EBITDA $ 84,381 $ 70,291 $ 243,414 $ 189,226 Adjusted EBITDA margin (%) 17.2% 14.3% 16.4% 13.0 % Adjusted EBITDA $ 84,381 $ 70,291 $ 243,414 $ 189,226 Less: Depreciation and amortization - adjusted 20,866 19,908 62,210 61,491 Less: Interest expense, net 12,781 8,389 38,744 20,228 Less: Taxes on income before equity in net income of associated companies - adjusted 13,806 10,821 36,766 27,189 Non-GAAP net income 36,928 31,173 105,694 80,318

©2023 Quaker Houghton. All Rights Reserved 13 Non-GAAP EPS Reconciliation Three Months Ended September 30, Nine Months Ended September 30, Non-GAAP Earnings per Diluted Share Reconciliations: 2023 2022 2023 2022 GAAP earnings per diluted share attributable to Quaker Chemical Corporation common shareholders $ 1.87 $ 1.44 $ 5.14 $ 3.35 Equity (income) loss in a captive insurance company per diluted share (0.04) 0.01 (0.04) 0.12 Combination, integration and other acquisition-related expenses (credits) per diluted share — 0.09 (0.03) 0.47 Restructuring and related charges (credits), net per diluted share 0.04 (0.05) 0.25 (0.02) Strategic planning expenses per diluted share 0.04 0.19 0.17 0.46 Russia-Ukraine conflict related expenses per diluted share — 0.01 — 0.11 Currency conversion impacts of hyper-inflationary economies per diluted share 0.07 0.06 0.16 0.07 Loss on extinguishment of debt per diluted share — — — 0.29 Other charges (credits) per diluted share 0.04 (0.03) 0.06 — Impact of certain discrete tax items per diluted share 0.03 0.02 0.16 (0.37) Non-GAAP earnings per diluted share $ 2.05 $ 1.74 $ 5.87 $ 4.48

©2023 Quaker Houghton. All Rights Reserved 14 Segment Performance (Unaudited; Dollars in thousands, except per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net sales Americas $ 245,899 $ 254,678 $ 750,531 $ 702,580 EMEA 139,620 134,386 $ 435,602 $ 426,739 Asia/Pacific 105,093 103,154 $ 300,071 $ 329,458 Total net sales $ 490,612 $ 492,218 $ 1,486,204 $ 1,458,777 Segment operating earnings Americas $ 69,148 $ 66,749 $ 204,280 $ 164,065 EMEA 27,922 15,479 $ 81,076 $ 58,803 Asia/Pacific 30,963 26,723 $ 86,604 $ 76,146 Total segment operating earnings 128,033 108,951 371,960 299,014 Combination, integration and other acquisition-related expenses — (2,107) — (7,992) Restructuring and related (charges) credits, net (1,019) 1,423 (6,034) 604 Non-operating and administrative expenses (52,280) (47,852) (154,001) (139,894) Depreciation of corporate assets and amortization (15,216) (15,806) (45,683) (45,817) Operating income 59,518 44,609 166,242 105,915 Other (expense) income, net (2,713) 85 (8,558) (10,520) Interest expense, net (12,781) (8,389) (38,744) (20,228) Income before taxes and equity in net income of associated companies $ 44,024 $ 36,305 $ 118,940 $ 75,167

Historical Segment Net Sales1 (Unaudited; Dollars in millions) 15 ©2023 Quaker Houghton. All Rights Reserved 1 During Q1’23, the Company reorganized its executive management team to align with its new business structure, which includes three reportable segments: (i) Americas; (ii) EMEA; and (iii) Asia/Pacific. Prior period information shown above has been recast to align with the Company’s business structure as of January 1, 2023. The Company’s reconciliation of total segment operating earnings to Income before taxes and equity in net income of associated companies was not materially impacted by this change. Certain amounts may not calculate due to rounding. Net Sales Quarterly Segment Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1’23 Q2’23 Q3’23 Americas $ 172.6 $ 115.2 $ 159.3 $ 159.9 $ 180.8 $ 186.6 $ 197.4 $ 197.4 $ 212.1 $ 235.8 $ 254.7 $ 243.9 $ 251.4 $ 253.2 $ 245.9 EMEA 123.2 93.9 112.7 126.1 141.1 146.0 142.3 134.7 146.8 145.5 134.4 135.8 152.4 143.5 139.6 Asia/Pacific 82.7 77.0 95.2 99.8 107.9 102.7 109.3 115.0 115.3 111.0 103.2 105.1 96.3 98.7 105.1 Total $ 378.6 $ 286.0 $ 367.2 $ 385.9 $ 429.8 $ 435.3 $ 449.1 $ 447.0 $ 474.2 $ 492.4 $ 492.2 $ 484.8 $ 500.1 $ 495.4 $ 490.6 Annual Segment FY'20 FY'21 FY'22 Americas $ 607.0 $ 762.2 $ 946.5 EMEA 455.9 564.1 562.5 Asia/Pacific 354.7 434.8 434.6 Total $ 1,417.7 $ 1,761.2 $ 1,943.6

Historical Segment Operating Earnings1 (Unaudited; Dollars in millions) 16 ©2023 Quaker Houghton. All Rights Reserved 1 During Q1’23, the Company reorganized its executive management team to align with its new business structure, which includes three reportable segments: (i) Americas; (ii) EMEA; and (iii) Asia/Pacific. Prior period information shown above has been recast to align with the Company’s business structure as of January 1, 2023. The Company’s reconciliation of total segment operating earnings to Income before taxes and equity in net income of associated companies was not materially impacted by this change. Certain amounts may not calculate due to rounding. Segment Operating Earnings Quarterly Segment Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1’23 Q2’23 Q3’23 Americas $ 41.3 $ 19.7 $ 43.8 $ 37.1 $ 44.7 $ 47.7 $ 43.4 $ 40.5 $ 45.0 $ 52.1 $ 66.8 $ 59.5 $ 66.1 $ 69.0 $ 69.1 EMEA 24.3 15.4 22.9 29.8 32.7 30.6 25.8 22.0 23.2 20.1 15.5 17.6 27.6 25.6 27.9 Asia/Pacific 22.3 21.3 30.6 26.0 31.1 26.3 26.3 25.6 24.5 24.9 26.7 29.7 27.7 28.0 31.0 Total $ 87.9 $ 56.4 $ 97.3 $ 93.0 $ 108.4 $ 104.6 $ 95.4 $ 88.1 $ 92.8 $ 97.1 $ 109.0 $ 106.8 $ 121.3 $ 122.6 $ 128.0 Annual Segment FY'20 FY'21 FY'22 Americas $ 141.9 $ 176.3 $ 223.4 EMEA 92.5 111.0 76.4 Asia/Pacific 100.2 109.2 105.8 Total $ 334.6 $ 396.5 $ 405.6

Appendix Pro Forma Results

©2023 Quaker Houghton. All Rights Reserved 18 Full Year 2019 Pro Forma Reconciliation (dollars in millions) 2019 Quaker Houghton Divestitures Other (a) Pro Forma* Net Sales $ 1,134 $ 475 $ (34) $ (13) $ 1,562 Net Income (Loss) Attributable to Quaker Houghton $ 32 $ (3) $ (6) $ 10 $ 33 Depreciation and Amortization 45 31 — 3 77 Interest Expense, Net 17 33 (15) 35 Taxes on Income (b) 2 (1) (2) 3 2 EBITDA* 96 60 (8) 1 148 Combination, integration and other acquisition related expenses 35 44 — — 80 Gain on the sale of divseted assets — (35) — — (35) Fair value step up of inventory sold 12 — — — 12 Restructuring and related charges 27 — — — 27 Other addbacks (c) 3 — — — 3 Adjusted EBITDA* $ 173 $ 68 $ (8) $ 1 $ 234 Adjusted EBITDA Margin* (%) 15% 14% 24% (4) % 15% * Certain amounts may not calculate due to rounding, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin (%) as well as the total pro forma financial results presented for combined Quaker Houghton (a) Other includes: (i) additional depreciation and amortization expense based on initial estimates of fair value step up and estimated useful lives of depreciable fixed assets, definite- lived intangible assets and investment in associated companies acquired; (ii) adoption of required accounting guidance and alignment of related accounting policies; (iii) elimination of transactions between Quaker and Houghton; and (iv) an adjustment to interest expense, net, to reflect the impact of the new financing and capital structure of the combined Company. (b) Taxes on income related to both Divestitures and Other reflect each tax effected at the U.S. federal tax rate of 21%. (c) Other addbacks include currency conversion impacts of hyper-inflationary economies, a gain on the liquidation of an inactive legal entity and charges related to non-recurring non- income tax and VAT charges.

19 ©2023 Quaker Houghton. All Rights Reserved Full Year 2018 Pro Forma Reconciliation (dollars in millions) 2018 Quaker Houghton Divestitures Other (a) Pro Forma* Net Sales $ 868 $ 861 $ (53) $ (22) $ 1,655 Net Income (Loss) Attributable to Quaker Houghton 59 — (9) 17 66 Depreciation and Amortization 20 54 — 5 79 Interest Expense, Net 4 56 — (25) 35 Taxes on Income (b) 25 3 (3) 5 30 EBITDA* 108 113 (12) 1 210 Combination, integration and other acquisition related expenses 16 7 — — 23 Other addbacks (c) 1 2 — — 3 Adjusted EBITDA* $ 126 $ 121 $ (12) $ 1 $ 236 Adjusted EBITDA Margin* (%) 14% 14% 23% (4) % 14% * Certain amounts may not calculate due to rounding, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin (%) as well as the total pro forma financial results presented for combined Quaker Houghton (a) Other includes: (i) additional depreciation and amortization expense based on initial estimates of fair value step up and estimated useful lives of depreciable fixed assets, definite- lived intangible assets and investment in associated companies acquired; (ii) adoption of required accounting guidance and alignment of related accounting policies; (iii) elimination of transactions between Quaker and Houghton; and (iv) an adjustment to interest expense, net, to reflect the impact of the new financing and capital structure of the combined Company. (b) Taxes on income related to both Divestitures and Other reflect each tax effected at the U.S. federal tax rate of 21%. (c) Other addbacks include currency conversion impacts of hyper-inflationary economies, a gain on the liquidation of an inactive legal entity and charges related to non-recurring non- income tax and VAT charges.

20 ©2023 Quaker Houghton. All Rights Reserved Full Year 2017 Pro Forma Reconciliation (dollars in millions) * Certain amounts may not calculate due to rounding, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin (%) as well as the total pro forma financial results presented for combined Quaker Houghton (a) Other includes estimated increases to depreciation and amortization due to purchase accounting fair value adjustments and a reduction of interest expense based on the average borrowings of the period plus the purchase consideration under the Quaker Houghton facility estimated interest rates. (b) Taxes on income related to both Divestitures and Other reflect each tax effected at the U.S. federal tax rate of 21%. (c) Other addbacks include charges related to inventory fair value step up adjustments in the Wallover acquisition, currency conversion impacts of hyper-inflationary economies and other non-recurring charges. 2017 Quaker Houghton Divestitures Other (a) Pro Forma* Net Income (Loss) Attributable to Quaker Houghton $ 20 $ (47) $ (9) $ 9 $ (26) Depreciation and Amortization 20 55 — 5 80 Interest Expense, Net 1 51 — (16) 36 Taxes on Income (b) 42 42 (2) 2 84 EBITDA* 83 102 (11) — 175 Equity income in a captive insurance company (3) — — — (3) Combination, integration and other acquisition related expenses 30 10 — — 40 Pension and Postretirement benefit costs, non-service components 4 (1) — — 4 Cost reduction activities — 2 — — 2 Loss on disposal of helf-for-sale asset — — — — — Insurance insolvency recovery (1) — — — (1) Affiliate management fees — 2 — — 2 Non-income tax settlement expense — 1 — — 1 Other addbacks (c) — — — — — Adjusted EBITDA* $ 115 $ 116 $ (11) $ — $ 221 Adjusted EBITDA Margin* (%) 14% 15% 20% — % 14%

21 ©2023 Quaker Houghton. All Rights Reserved Full Year 2016 Pro Forma Reconciliation (dollars in millions) 2016 Quaker Houghton Divestitures Other (a) Pro Forma* Net Income (Loss) Attributable to Quaker Houghton $ 61 $ (37) $ (8) $ 7 $ 23 Depreciation and Amortization 20 55 — 5 80 Interest Expense, Net 1 51 — (14) 37 Taxes on Income (b) 23 (5) (2) 2 18 EBITDA* 105 64 (10) — 158 Equity income in a captive insurance company (2) — — — (2) Combination, integration and other acquisition related expenses 2 3 — — 5 Pension and Postretirement benefit costs, non-service components 2 (1) — — 1 Cost reduction activities — 4 — — 4 Impairment of goodwill and intangible assets — 41 — — 41 Full-year impact of Wallover acquisition — 3 — — 3 Affiliate management fees — 2 — — 2 Non-income tax settlement expense — 2 — — 2 Other addbacks (c) — 1 — — 1 Adjusted EBITDA* $ 107 $ 119 $ (10) $ — $ 215 Adjusted EBITDA Margin* (%) 14% 16% 22% — % 15% * Certain amounts may not calculate due to rounding, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin (%) as well as the total pro forma financial results presented for combined Quaker Houghton (a) Other includes estimated increases to depreciation and amortization due to purchase accounting fair value adjustments and a reduction of interest expense based on the average borrowings of the period plus the purchase consideration under the Quaker Houghton facility estimated interest rates. (b) Taxes on income related to both Divestitures and Other reflect each tax effected at the U.S. federal tax rate of 21%. (c) Other addbacks include charges related to a legal settlement, inventory fair value step up adjustments in the Wallover acquisition, offset by a gain on the sale of an asset, currency conversion impacts of hyper-inflationary economies and a restructuring credit.